EXHIBIT 10.1-Consent

BAGELL, JOSEPHS & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS
SUITES 400-403
200 HADDONFILED-BERLIN ROAD
GIBBSBORO, NEW JERSEY 08026

(856) 346-2828  FAX (856) 346-2882


October 20, 2003

Securities and Exchange Commission 450 Fifth Street, N.W. Washington, D.C. 20549

Re:     Registration Statement on Form 10-SB

Ladies and Gentlemen:

We hereby consent to the inclusion in the Form 10-SB of INFE-Human Resources, Inc. (the "Company") of our report dated May 20, 2003 on the Company's audited financial statements as of November 30, 2002 and 2001, and for the years then ended. Additionally, we consent to the use of our review report dated October 16, 2003 on the Company's financial statements as ofAugust 31, 2003 and 2002 and for the nine month periods then ended.

We hereby consent to all references to our firm.

/s/   Bagell, Josephs & Company, L.L.C.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey